EXHIBIT 10.5


THIS IS AN ORIGINAL DOCUMENT - PLEASE DO NOT ALTER IN ANY WAY. COPY THIS INSTRUMENT TO A NEW FILE FOR EACH AND EVERY TENANT. THANK YOU.

                                 LEASE AGREEMENT
                              GAMMA OFFICE BUILDING
THE STATE OF TEXAS  }

COUNTY OF DALLAS    }

         THIS LEASE AGREEMENT (the "Lease"), made and entered into on this ___ day of _____ , 2005, between 13714 Gamma, Ltd. ("Lessor"), and I Element Inc., a Nevada Corporation ("Lessee"),


                              W I T N E S S E T H:
                              --------------------

Section 1.  Premises.
----------  ---------

                  Subject to and upon the terms and conditions herein-after set forth, and each in consideration of the covenants and obligations of the other hereunder, Lessor does hereby lease and demise to Lessee, and Lessee does hereby lease from Lessor, those certain premises (the "Premises") in the building known as 13714 Gamma Road Office Building situated in the City of Farmers Branch, Dallas County, Texas (the "Property"). The Premises shall mean that certain space located in Suite 120 and comprising approximately 3,284 square feet of Rentable Area, as more specifically identified in "Exhibit A" attached hereto. Usable area shall be computed by measuring to the inside finish of permanent outer building walls, or the glass line if at least 50% of the outer building wall is glass, to the outer side of corridors and/or other permanent partitions, and to the center of partitions that separate the Premises from adjoining usable areas. No deduction shall be made for columns and projections necessary to the Building.

Section 2.  Term.
----------  -----

                  (a) Subject to and upon the terms and conditions set forth herein, or in any Rider or exhibit hereto, this Lease shall continue in force on a month-to-month basis beginning on the 1st day of August, 2005. Either party may terminate the month-to-month lease with a 30-day advance written notice to the other. Lessee accepts the Premises in its "as is" condition.

                  (b) If for any reason the Premises are not ready for occupancy by Lessee on the commencement date specified in Paragraph 2(a) above, Lessor shall not be liable or responsible for any claims, damages, or liabilities in connection therewith or by reason thereof, and this Lease and the obligations of Lessee shall nonetheless commence and continue in full force and effect; provided, however, if the Premises are not ready for occupancy for any reason other than omission, delay, or default on the part of Lessee or anyone acting under or for Lessee, the rent herein provided shall not commence until the Premises are ready for occupancy by Lessee. Such abatement of rent shall constitute full settlement of all claims that Lessee might otherwise have against Lessor by reason of the Premises not being ready for occupancy by Lessee on the date of the commencement of the term hereof. Should the term of this Lease commence on a date other than that specified in Paragraph 2(a) above, Lessee will, at the request of Lessor, execute an amendment to this Lease on a form provided by Lessor specifying the beginning date of the term of this Lease. In such event, rental under this Lease shall not commence until such revised commencement date, and the stated term of this Lease shall thereupon commence, and the expiration date shall be extended so as to give effect to the full stated term. The Premises shall be deemed to be ready for occupancy on the first to occur of (i) the date that there is delivered to Lessee a certificate of substantial completion from Lessor's architect, which certificate shall be binding and conclusive upon Lessee in the absence of bad faith and collusion on the part of or between Lessor and Lessor's architect, or (ii) upon the date on which Lessee begins occupancy of the Premises.


                                                     Tenant Initials ___________

                                                    Landlord Initials___________

Section 3.  Base Rental.
----------  ------------

                  (a) Lessee hereby agrees to pay to Lessor, without setoff or deduction whatsoever, a monthly installment of $3,284.00. Lessee shall also pay, as additional rent, all such other sums of money as shall become due from and payable by Lessee to Lessor under this Lease (Base Rental, any adjustment thereto pursuant to Section 4 hereof, and all such other sums of money due from and payable by Lessee pursuant to this Lease are sometimes hereinafter collectively called "rent"), for the nonpayment of which Lessor shall be entitled to exercise all such rights and remedies as are herein provided in the case of the nonpayment of Base Rental. The Base Rental, together with any adjustment or increase thereto then in effect, shall be due and payable in advance in twelve (12) equal installments on the first (lst) day of each calendar month during the term of this Lease, and Lessee hereby agrees so to pay such Base Rental and any adjustment or increase thereto to Lessor at Lessor's address provided herein (or such other address as may be designated by Lessor in writing from time to time) monthly, in advance, and without demand. If the term of this Lease commences on a day other than the first (lst) day of a month or terminates on a day other than the last day of a month, then the installments of Base Rental and any adjustments thereto for such month or months shall be prorated, and the installment or installments so prorated shall be paid in advance.

                  (b) If any installment of basic rental or other payment specified herein is not made within five (5) days after the due date, a "late charge" in an amount equal to ten percent (10%) of the overdue installment shall be exercised.

Section 4.  Adjustment of Base Rental.  DELETED
----------  --------------------------

Section 5.  Lessee's Occupancy.
----------  -------------------

                  Lessee shall occupy the Premises and conduct its normal business operations therefrom and the Premises shall be used by Lessee solely for office purposes and for no other purpose or use.

Section 6.  Services to be Furnished by Lessor.
----------  -----------------------------------

                  Lessor shall furnish to Lessee while occupying the Premises the following services:

                  (a) hot and cold water at those points of supply provided for general use of the tenants in the Building;

                  (b) heated and refrigerated air conditioning in season, during normal business hours for the Building which shall be at such times as are considered normal for other buildings similar to the Building within reasonable proximity thereto and at such temperatures and in such amounts as are considered by Lessor to be standard. Such service at times other than normal business hours shall be optional on the part of Lessor; provided that upon reasonable prior notice such service will be provided to Lessee at Lessee's expense;

                  (c) elevator service in common with other tenants for ingress and egress to and from the Premises if applicable;

                  (d) janitorial service as may in the judgment of the Lessor be reasonably required;

                  (e) electric current for normal office usage in the Premises and electric lighting service for all public areas and special service areas of the Building in the manner and to the extent considered by Lessor to be standard; and

                  (f) access to the Premises at all times through keys, or any other device used in lieu of keys, to the front and rear doors of the Building for Lessee or, if Lessee is a corporation, a reasonable and limited number of designated officers of Lessee.

                  Failure by Lessor to any extent to furnish, or any stoppage of, these defined services, and resulting from causes beyond the control of Lessor or from any other cause, shall not render Lessor liable in any respect for damages to either person or property, nor be construed as an eviction of Lessee, nor work an abatement of rent, nor relieve Lessee from fulfillment of any covenant or agreement hereof. Should any equipment or machinery break down, or for any cause cease to function properly, Lessor shall use reasonable diligence to repair the same promptly. Lessee shall have no claim for rebate of rent or damages on account of any interruptions in service occasioned thereby or resulting therefrom.

                                                     Tenant Initials ___________

                                                    Landlord Initials___________

Section 7.  Keys and Locks.
----------  ---------------

                  Lessor shall furnish Lessee two (2) keys for each corridor door entering the Premises. Additional keys will be furnished at a charge by Lessor on receipt of an order signed by Lessee or Lessee's authorized representative. All such keys shall remain the property of Lessor. No additional locks shall be allowed on any door of the Premises without Lessor's written permission, and Lessee shall not make or permit to be made any duplicate keys, except those furnished by Lessor. Upon termination of this Lease, Lessee shall surrender to Lessor all keys to the Premises.

Section 8.  Signage.
----------  --------

                  (a) Lessor shall provide and install, at Lessee's cost, all letters or numerals on doors in the Premises as may from time to time be requested by Lessee; all such letters and numerals shall be in the standard graphics for the Building and no others shall be used or permitted on the Premises. Lessee shall obtain Lessor written approval for all signage (both directory, sign ban and window lettering prior to installing any signage.

                  (b) Lessee shall not place signs or any other item on the Premises which may be visible from outside the Building, without first obtaining the written consent of Lessor in each such instance. Tenant has Landlords permission to hang a sign on the outside of the building that is the same size as the other outside signs. Tenant may hang a light above the sign that gives the sign visibility at night.

Section 9.  Relocation of Lessee.
----------  ---------------------

                  Lessor reserves the right, at its option, to transfer and remove Lessee from the Premises to any other available space in the Property of substantially equal size, and area and equivalent Base Rental per square foot. Lessor shall bear the expense of said removal as well as the expense of any renovations or alterations necessary to make the new space substantially conform in layout and appointment with the original Premises.

Section 10.  Maintenance and Repairs by Lessor.
-----------  ----------------------------------

                  Unless otherwise stipulated herein, Lessor shall be required to maintain and repair only the structural portions of the Building, both exterior and interior, including the heating, ventilating, and air conditioning systems and equipment, the plumbing and electrical systems and equipment, the public foyers and lobbies, the corridors, parking areas, elevators, stairwells and restrooms and all other areas serving more than one tenant of the Building; provided, however, that interior partitioning walls, carpeting and other portions of the Premises which might otherwise be considered building standard items shall not be the obligation of Lessor. Such building standard items and any other leasehold improvements of Lessee will, at Lessee's written request, and upon Lessor's written approval, be maintained by Lessor at Lessee's expense, at a cost or charge equal to all costs incurred in such maintenance plus an additional 15% charge to cover overhead, which costs and charges shall be payable by Lessee to Lessor promptly upon being billed therefor.

Section 11.  Repairs by Lessee.
-----------  ------------------

                  Lessee covenants and agrees with Lessor, at Lessee's own cost and expense, to repair or replace any damage or injury done to the Premises, Building, or any part thereof, or to the Complex, caused by Lessee or Lessee's agents, employees, invitees, or visitors, and such repairs shall restore the Premises, Building or Complex, as the case may be, to the same or as good a condition as it was prior to such injury or damage, and shall be effected in compliance with all building and fire codes and other applicable laws and regulations; provided, however, if Lessee fails to make such repairs or replacements promptly, Lessor may, at its option, make such repairs or replacements, and Lessee shall repay the cost thereof, plus an additional 15% charge to cover overhead, to Lessor on demand.


                                                     Tenant Initials ___________

                                                    Landlord Initials___________

Section 12.  Care of the Premises.
-----------  ---------------------

                  Lessee covenants and agrees with Lessor to take good care of the Premises and the fixtures and appurtenances therein and, at Lessee's expense, to make all nonstructural repairs thereto as and when needed to preserve them in good order and condition except for ordinary wear and tear. Lessee shall not commit or allow any waste or damage to be committed on any portion of the Premises, and at the termination of this Lease, by lapse of time or otherwise, shall deliver up the Premises to Lessor in as good a condition as at the date of the commencement of the term of this Lease, ordinary wear and tear excepted, and upon any termination of this Lease, Lessor shall have the right to re-enter and resume possession of the Premises.
Section 13.  Parking.

                  During the term of this Lease, Lessee shall have the non-exclusive use in common with Lessor and other tenants of the Building and their guests and invitees, of the uncovered automobile parking areas, driveways, and footways serving the Building, subject to rules and regulations for the use thereof as prescribed from time to time by Lessor. Lessor shall not be liable or responsible for any loss of or to any car or vehicle or equipment or other property therein or damage to property or injuries (fatal or non-fatal), unless such loss, damage, or injury be proximately caused by the negligence of Lessor or its employees. Lessor may make, modify, and enforce rules and regulations relating to the parking of automobiles including without limitation, rules respecting parking charges or fees applicable to all tenants of the Building, and Lessee will abide by such rules and regulations.

Section 14.  Peaceful Enjoyment.
-----------  -------------------

                  Lessee shall, and may peacefully have, hold, and enjoy the Premises, subject to the other terms hereof, provided that Lessee pays the rent and other sums herein recited to be paid by Lessee and performs all of Lessee's covenants and agreements herein contained. It is understood and agreed that this covenant and any and all other covenants of Lessor contained in the Lease shall be binding upon Lessor and its successors only with respect to breaches occurring during its or their respective periods of ownership of Lessor's interest hereunder.

Section 15.  Holding Over.
-----------  -------------

                  In the event of holding over by Lessee without the written consent of Lessor, after the expiration or other termination of this Lease, Lessee shall, throughout the entire holdover period, pay rent equal to twice the Base Rental, as adjusted herein, and additional rent which would have been applicable had the term of this Lease continued through the period of such holding over by Lessee. No holding over by Lessee after the expiration of the term of this Lease shall be construed to extend the term of this Lease; and in the event of any unauthorized holding over, Lessee shall indemnify Lessor against all claims for damages by any other lessee or prospective lessee to whom Lessor may have leased all or any part of the Premises effective before or after the expiration of the term of this Lease, resulting from delay by Lessee in delivering possession of all or any part of the Premises. Any holding over with the written consent of Lessor shall thereafter constitute a lease from month-to-month, under the terms and provisions of this Lease to the extent applicable to a tenancy from month-to-month.

Section 16.  Alterations, Additions, and Improvements.
-----------  -----------------------------------------

                  Lessee covenants and agrees with Lessor not to permit the Premises to be used for any purpose other than that stated in Section 5 hereof or make or allow to be made any alterations or physical additions in or to the Premises without first obtaining the written consent of Lessor in each such instance. Lessor's consent shall not be required for nonstructural alterations made by Lessee from time to time as necessary to adapt the Premises for the uses and business purposes permitted hereby, provided that such alterations do not affect any part of the Building other than the Premises, are not visible from outside the Building and do not adversely affect any service required to be furnished by Lessor to Lessee or to any other tenant or occupant of the Building. Lessee shall be responsible for any lien filed against the Premises or any portion of the Building for work claimed to have been done for, or materials claimed to have been furnished to Lessee. Any and all such alterations, physical additions, or improvements, when made to the Premises by Lessee, shall be at Lessee's expense and shall at once become the property of Lessor and shall be surrendered to Lessor upon termination of this Lease by lapse of time or otherwise; provided, however, this clause shall not apply to the movable fixtures, office equipment, and other personal property owned by Lessee.


                                                     Tenant Initials ___________

                                                    Landlord Initials___________

Section 17.  Legal Use and Violations of Insurance Coverage.
-----------  -----------------------------------------------

                  Lessee covenants and agrees with Lessor not to occupy or use, or permit any portion of the Premises to be occupied or used, for any business or purpose which is unlawful, disreputable, or deemed to be extra-hazardous on account of fire, or permit anything to be done which would in any way increase the rate of fire, liability, or any other insurance coverage on the Building and/or its contents.

Section 18.  Laws and Regulations; Building Rules.
-----------  -------------------------------------

                  Lessee covenants and agrees with Lessor to comply with all laws, ordinances, rules, and regulations of any state, federal, municipal, or other government or governmental agency having jurisdiction of the Premises that relate to the use, condition, or occupancy of the Premises. Lessee will comply with the rules of the Building adopted and altered by Lessor from time to time for the safety, care, and cleanliness of the Premises and Building and for the preservation of good order therein, all changes to which will be sent by Lessor to Lessee in writing and shall be thereafter carried out and observed by Lessee. Lessor agrees not to enforce any such rules against Lessee which Lessor is not enforcing against all other tenants of the Building. In the event of a conflict or inconsistency between the provisions of this Lease and any such rules, the provisions of this Lease shall control. See Exhibit "B".

Section 19.  Nuisance.
-----------  ---------

                  Lessee covenants and agrees with Lessor to conduct its business and control its agents, employees, invitees, and visitors in such manner as not to create any nuisance, or interfere with, annoy, or disturb any other tenant or Lessor in its operation of the Building.

Section 20.  Entry by Lessor.
-----------  ----------------

                  Lessee covenants and agrees with Lessor to permit Lessor or its agents or representatives to enter into and upon any part of the Premises at all reasonable hours (and in emergencies at all times) to inspect the same, or to show the Premises to prospective purchasers, mortgagees, or insurers, to clean or make repairs, alterations, or additions thereto, as Lessor may deem necessary or desirable, and Lessee shall not be entitled to any abatement or reduction of rent by reason thereof.

Section 21.  Assignment and Subletting.
-----------  --------------------------

                  (a) Lessee shall not, without the prior written consent of Lessor (i) assign or in any manner transfer Lessee's interest in this Lease or any estate or interest therein, or (ii) permit any assignment or transfer of this Lease or any estate or interest therein by operation of law, merger or consolidation, or (iii) sublet the Premises or any part thereof, or (iv) grant any license, concession, or other right of occupancy of any portion of the Premises. Consent by Lessor to one or more assignments or sublettings shall not operate as a waiver of Lessor's rights as to any subsequent assignments and sublettings. Notwithstanding any approved assignment or subletting, Lessee shall at all times remain fully responsible and liable for the payment of the rent herein specified and for compliance with all of Lessee's other obligations under this Lease and in the event of any assignment, by operation of law, merger, consolidation or otherwise, any assignee shall assume and agree to perform all obligations of Lessee hereunder while an event of default, as hereinafter defined, should occur the Premises or any part thereof are then assigned or sublet, Lessor, in addition to any other remedies herein provided or provided by law, may at its option, collect directly from such assignee or sublessee all rents becoming due to Lessee under such assignment or sublease, and apply such rent against any sums due to Lessor by Lessee hereunder, and Lessee hereby authorizes and directs any such assignee or sublessee to make such payments of rent directly to Lessor upon receipt of notice from Lessor. No direct collection by Lessor from any such assignee or sublessee shall be construed to constitute a novation or a release of Lessee from the further performance of its obligations hereunder. Receipt by Lessor of rent from any assignee, sublessee, or occupant of the Premises shall not be deemed a waiver of the covenant contained in this Lease against assignment and subletting or a release of Lessee under this Lease. Lessee shall not mortgage, pledge, or otherwise encumber its interest in this Lease or in the Premises. Any attempted assignment or sublease by Lessee in violation of the terms and covenants of this paragraph shall be void.


                                                     Tenant Initials ___________

                                                    Landlord Initials___________

                  (b) ln the event Lessee desires Lessor's consent to an assignment of the Lease or subletting of all or a part of the Premises and as a condition to the granting of such consent, Lessee shall submit to Lessor in writing the name of the proposed assignee or subtenant, the proposed commencement date of such assignment or subletting, the nature and character of the business of the proposed assignee or subtenant and such financial information as shall be reasonably necessary for Lessor to determine the credit-worthiness of such proposed assignee or subtenant. Lessor shall have the option (to be exercised within thirty (30) days from submission of Lessee's written request), (i) to refuse to consent to Lessee's assignment or subleasing of such space and to continue this Lease in full force and effect as to the entire Premises; or (ii) to permit Lessee to assign or sublet such space; subject, however, to provision satisfactory to Lessor for payment to Lessor of any consideration to be paid by such proposed assignee or sublessee in connection with such assignment or subletting in excess of Base Rental otherwise payable by Lessee and for payment to Lessor of any lump sum payment in connection with such assignment or subletting. If Lessor should fail to notify Lessee in writing of its election as described above within such thirty (30) day period, Lessor shall be deemed to have elected option (i) above.

Section 22.  Transfers of Lessor.
-----------  --------------------

                  Lessor shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Building and property referred to herein, and provided Lessor's transferee assumes the duties and obligations of Lessor arising from and after the date of any such transfer or assignment, upon such transfer or assignment Lessor shall be released from any further obligations hereunder, and Lessee agrees to look solely to such successor in interest of Lessor for the performance of such obligations.

Section 23.  Subordination to Mortgage.
-----------  --------------------------

                  This Lease shall be subject and subordinate to any mortgage or deed of trust which may hereafter encumber the Building, and to all renewals, modifications, consolidations, replacements, and extensions thereof, which contain (or which are included in a separate agreement) provisions to the effect that if there should be a foreclosure or sale under power under such mortgage or deed of trust, Lessee shall not be made a party defendant thereto, nor shall such foreclosure or sale under power disturb Lessee's possession under this Lease, provided always Lessee shall not be in default under this Lease. This clause shall be self-operative and no further instrument of subordination need be required by any mortgagee. In confirmation of such subordination, however, Lessee shall, at Lessor's request, execute promptly any certificate or instrument evidencing such subordination that Lessor may request. Lessee hereby constitutes and appoints Lessor the Lessee's attorney-in-fact to execute any such certificate or instrument for and on behalf of Lessee. In the event of the enforcement by the trustee or the beneficiary under any such mortgage or deed of trust of the remedies provided for by law or by such mortgage or deed of trust, Lessee will, upon request of any person or party succeeding to the interest of Lessor as a result of such enforcement, automatically become the Lessee of such successor in interest without change in the terms or other provisions of this Lease; provided, however, that such successor in interest shall not be bound by
(a) any payment of rent or additional rent for more than one (1) month in advance, except prepayments in the nature of security for the performance by Lessee of its obligations under this Lease, or (b) any amendment or modification of this Lease made without the written consent of such trustee or such beneficiary or such successor in interest. Upon request by such successor in interest, Lessee shall execute and deliver an instrument or instruments confirming the attornment provided for herein.

Section 24.  Mechanic's Liens.
-----------  -----------------

                  Lessee will not permit any mechanic's lien or liens to be placed upon the Premises or improvements thereon or the Building during the term hereof caused by or resulting from any work performed, materials furnished, or obligation incurred by or at the request of Lessee, and nothing in this Lease contained shall be deemed or construed in any way as constituting the consent or request of Lessor, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer, or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration, or repair of or to the Premises, or any part thereof, nor as giving Lessee any right, power, or authority to contract for or permit the rendering of


                                                     Tenant Initials ___________

                                                    Landlord Initials___________
any services or the furnishing of any materials that would give rise to the filing of any mechanic's or other liens against the interest of Lessor in the Premises. In the case of the filing of any lien on the interest of Lessor or Lessee in the Premises, Lessee shall cause the same to be discharged of record within ten (10) days after the filing of same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit in court or bonding. If Lessee shall fail to discharge such mechanic's lien within such period, then, in addition to any other right or remedy of Lessor, Lessor may, but shall not be obligated to, discharge the same, either by paying the amount claimed to be due, or by procuring the discharge of such lien by deposit in court or bonding. Any amount paid by Lessor for any of the aforesaid purposes, or for the satisfaction of any other lien, not caused or claimed to be caused by Lessor, with interest thereon at the rate of eighteen percent (18%) per annum or the highest lawful rate, whichever is the lesser, from the date of payment, shall be paid by Lessee to Lessor on demand.

Section 25.  Estoppel Certificate.
-----------  ---------------------

                  Lessee will, at any time and from time to time, upon not less than ten (10) days' prior request by Lessor, execute, acknowledge, and deliver to Lessor a statement in writing executed by Lessee certifying that Lessee is in possession of the Premises under the terms of this Lease, that this Lease is unmodified and in full effect (or, if there have been modifications, that this Lease is in full effect as modified, and setting forth such modifications), and the dates to which the rent has been paid, and either stating that to the knowledge of Lessee no default exists hereunder, or specifying each such default of which Lessee may have knowledge, and such other matters as may be reasonably requested by Lessor; it being intended that any such statement by Lessee may be relied upon by any prospective purchaser or mortgagee of the Building.

Section 26.  Events of Default.
-----------  ------------------

         (a) The following events shall be deemed to be events of default by Lessee under this Lease:

                  (i) Lessee shall fail to pay any installment of the rent hereby reserved or other sum of money payable hereunder when due and the continuance of such failure for ten (10) days.

                  (ii) Lessee shall fail to comply with any term, provision, or covenant of this Lease, other than the payment of rent, and shall not cure such failure within thirty (30) days after written notice thereof to Lessee, or, if such failure cannot reasonably be cured within such thirty (30) day period, Lessee commence such actions as are necessary to effect such cure within such thirty (30) day period and thereafter prosecute such cure regularly and diligently to conclusion.

                  (iii) Lessee shall become insolvent, or shall make a transfer in fraud of creditors, or shall commit any act of bankruptcy, or shall make an assignment for the benefit of creditors, or Lessee shall admit in writing its inability to pay its debts as they become due.

                  (iv) Lessee shall file a petition with any bankruptcy court under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any State thereof, or Lessee shall be the subject of an order for relief issued under the National Bankruptcy Act, as amended, or under any similar law or statute, or Lessee shall have filed any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency or other relief of debtors, or Lessee shall be the subject of any order, judgment or decree entered into by a court of competent jurisdiction approving a petition filed against Lessee for any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal or state act relating to bankruptcy, insolvency or other relief for debtors;


                                                     Tenant Initials ___________

                                                    Landlord Initials___________

                  (v) A receiver, conservator or trustee shall be appointed for all or substantially all of the assets of Lessee or of the Premises or any of Lessee's property located thereon in any proceeding brought by Lessee, or any such receiver or trustee shall be appointed in any proceeding brought against Lessee and shall not be discharged within sixty (60) days after such appointment, or Lessee shall consent to or acquiesce in such appointment.

                  (vi) The leasehold hereunder shall be taken on execution or other process of law in any action against Lessee.

                  (vii) Lessee shall abandon any portion of the Premises.

                  (viii) Lessee shall fail to vacate the space by the expiration of this lease.

                  (b) If an event of default shall have occurred, Lessor shall have the right at its election, then or at any time thereafter (and upon the expiration of any applicable grace period, Lessee shall not be entitled to cure same and be reinstated as "Lessee" in good standing hereunder), to pursue any one or more of the following remedies in addition to all other rights or remedies provided herein or at law or in equity:

                           (i) Lessor may terminate this Lease and forthwith
repossess the Premises and be entitled to recover forthwith as damages a sum of money equal to the total of (A) the cost of recovering the Premises, (B) the unpaid rent earned at the time of termination, plus interest thereon at the rate of eighteen percent (18%) per annum or the maximum legal rate, whichever is lesser from the due date, (C) the balance of the rent for the remainder of the term less the fair market value of the Premises for such period, and (D) any other sum of money and damages owed by Lessee to Lessor.

                           (ii) Lessor may terminate Lessee's right of
possession (but not the Lease) and may repossess the Premises by forcible entry or detainer suit or otherwise, without demand or notice of any kind to Lessee and without terminating this Lease, in which event Lessor may, but shall be under no obligation to do so, relet the same for the account of Lessee for such rent and upon such terms as shall be satisfactory to Lessor. For the purpose of such reletting, Lessor is authorized to decorate or to make any repairs, changes, alterations, or additions in or to the Premises and to incur leasing commissions that may be necessary or convenient, and (A) if Lessor shall fail or refuse to relet the Premises, or (B) if the same are relet and a sufficient sum shall not be realized from such reletting after paying the unpaid base and additional rent due hereunder earned, but unpaid at the time of reletting, plus eighteen percent (18%) interest thereon or the highest lawful rate, whichever is lesser, the cost of recovering possession, and all of the costs and expenses of such decorations, repairs, changes, alterations, and additions, and leasing commissions and the expense of such reletting and of the collection of the rent accruing therefrom to satisfy the rent provided for in this Lease to be paid, then Lessee shall pay to Lessor as damages a sum equal to the amount of the rent reserved in this Lease for such period or periods, or if the Premises have been relet, Lessee shall satisfy and pay any such deficiency upon demand therefor from time to time, and Lessee agrees that Lessor may file suit to recover any sums falling due under the terms of this Section 26 from time to time; and that no delivery or recovery of any portion due Lessor hereunder shall be any defense in any action to recover any amount not theretofore reduced to judgment in favor of Lessor, nor shall such reletting be construed as an election on the part of Lessor to terminate this Lease unless a written notice of such intention be given to Lessee by Lessor. Notwithstanding any such reletting without termination, Lessor may at any time thereafter elect to terminate this Lease for such previous breach.

Section 27.  Lessor's Right to Relet.
-----------  ------------------------

                  In the event of default by Lessee in any of the terms or covenants of this Lease or in the event the Premises are abandoned by Lessee, Lessor shall have the right, but not the obligation, to relet same for the remainder of the term provided for herein, and if the rent received through reletting does not at least equal the rent provided for herein, Lessee shall pay and satisfy the deficiency between the amount of the rent so provided for and that received through reletting, including, but not limited to, the cost of renovating, altering, and decorating for a new occupant as well as any leasing commissions incurred in connection therewith. Nothing herein shall be construed as in any way denying Lessor the right, in the event of abandonment of the Premises or other breach of this Lease by Lessee, to treat the same as an entire breach, and at Lessor's option to terminate this Lease and/or immediately seek recovery for the entire breach of this Lease and any and all damages which Lessor suffers thereby.


                                                     Tenant Initials ___________

                                                    Landlord Initials___________

Section 28.  Lien for Rent.
-----------  --------------

                  In consideration of the mutual benefits arising under this Lease, Lessee hereby grants to Lessor a lien and security interest on Lessee's furniture, equipment, machinery and furnishings now or hereafter placed in or upon the Premises and such property shall be and remain subject to such lien and security interest of Lessor for payment of all rent and other sums agreed to be paid by Lessee herein. The provisions of this paragraph relating to such lien and security interest shall constitute a security agreement under the Uniform Commercial Code so that Lessor shall have and may enforce a security interest on such property of Lessee. Lessee agrees to execute as debtor such financing statement or statements as Lessor may now or hereafter reasonably request in order that such security interest or interests may be perfected pursuant to the Uniform Commercial Code. Lessor may at its election at any time file a copy of this Lease as a financing statement. Lessor, as secured party, shall be entitled to all of the rights and remedies afforded a secured party under the Uniform Commercial Code in addition to and cumulative of the landlord's liens and rights provided by law or by the other terms and provisions of this Lease.

Section 29.  Attorneys' Fees.
-----------  ----------------

                  In the event either party hereto institutes any legal or equitable proceeding against the other party hereto, the prevailing party shall be entitled to recover its reasonable attorneys fees.


Section 30.  No Implied Waiver.
-----------  ------------------

                  The failure of Lessor to insist at any time upon the strict performance of any covenant or agreement or to exercise any option, right, power, or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. The waiver of or redress for any violation of any term, covenant, agreement, or condition contained in this Lease shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. No express waiver shall affect any condition other than the one specified in such waiver and that one only for the time and in the manner specifically stated. A receipt by Lessor of any rent with knowledge of the breach of any covenant or agreement contained in this Lease shall not be deemed a waiver of such breach, and no waiver by Lessor of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Lessor. No payment by Lessee or receipt by Lessor of a lesser amount than the monthly installment of rent due under this Lease shall be deemed to be other than on account of the earliest rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

Section 31.  Casualty Insurance.
-----------  -------------------

                  Lessor shall maintain fire and extended coverage insurance on the Building. Such insurance shall be maintained with an insurance company authorized to do business in Texas, in amounts desired by Lessor and at the expense of Lessor (as a part of the Basic Costs), and payments for losses thereunder shall be made solely to Lessor. Lessee shall maintain at its expense fire and extended coverage insurance on all of its personal property, including removable trade fixtures, located in the Premises and on all additions and improvements made by Lessee and not required to be insured by Lessor above. If the annual premiums to be paid by Lessor shall exceed the standard rates because Lessee's operations, contents of the Premises, or improvements with respect to the Premises beyond Building standard, result in extra-hazardous exposure, Lessee shall pay the excess amount of the premium upon request therefor by Lessor.


                                                     Tenant Initials ___________

                                                    Landlord Initials___________

Section 32.  Liability Insurance.
-----------  --------------------

                  Lessor shall, at its expense (as a part of the Basic Costs), maintain a policy or policies of comprehensive general liability insurance with the premiums thereon fully paid on or before the due date, issued by and binding upon some solvent insurance company.

                  Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance insuring Lessee and Lessor against any liability arising out of the use, occupancy or maintenance of the Premises and the Property. Such insurance shall be in an amount not less than $500,000.00 per occurrence. The policy shall insure performance by Lessee of the indemnity provisions of Section 33 of this Lease. The limits of said insurance shall not, however, limit the liability of Lessee hereunder.

Section 33.  Indemnity.
-----------  ----------

                  Neither Lessor, nor Lessor's agents, servants, or employees shall be liable to Lessee, or to Lessee's agents, servants, employees, customers, or invitees, for any damage to person or property caused by any act, omission, or neglect of Lessee, its agents, servants or employees, and Lessee agrees to indemnify and hold Lessor and Lessor's agents, servants, and employees harmless from all liability and claims for any such damage. Lessee shall not be liable to Lessor, or to Lessor's agents, servants, employees, customers, or invitees, for any damage to person or property caused by any act, omission, or neglect of Lessor, its agents, servants, or employees, and Lessor agrees to indemnify and hold Lessee harmless from all claims for such damage.

Section 34.  Waiver of Subrogation Rights.
-----------  -----------------------------

                  Anything in this Lease to the contrary notwithstanding, Lessor and Lessee each hereby waives any and all rights of recovery, claim, action, or cause of action, against the other, its agents, officers, or employees, for any loss or damage that may occur to the Premises, or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause or origin, including negligence of the other party hereto, its agents, officers, or employees, and covenants that no insurer shall hold any right of subrogation against such other party.

Section 35.  Casualty Damage.
-----------  ----------------

                  If the Premises or any part thereof shall be damaged by fire or other casualty, Lessee shall give prompt written notice thereof to Lessor. In case the Building shall be damaged by fire or other casualty, but shall not be rendered untenantable in whole or in part, Lessor shall, at its sole expense, cause such damage to be repaired with reasonable diligence to substantially the same condition in which it was immediately prior to the happening of the casualty, and the Base Rental hereunder shall not be abated; however, in case the Building shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the Building shall, in Lessor's sole opinion, be required (whether or not the Premises shall have been damaged by such fire or other casualty), or in the event any mortgagee under a mortgage or deed of trust covering the Building should require that the insurance proceeds payable as a result of said fire or other casualty be used to retire the mortgage debt, Lessor may, at its option, terminate this Lease and the term and estate hereby granted by notifying Lessee in writing of such termination within sixty (60) days after the date of such damage. If Lessor does not thus elect to terminate this Lease, Lessor shall within seventy-five (75) days after the date of such damage commence to repair and restore the Building and shall proceed with reasonable diligence to restore the Building (except that Lessor shall not be responsible for delays outside its control) to substantially the same condition in which it Was immediately prior to the happening of the casualty, except that Lessor shall not be required to rebuild, repair, or replace any part of Lessee's fixtures, equipment or other personal property removable by Lessee under the provisions of this Lease, and Lessor shall not in any event be required to spend for such work an amount in excess of the insurance proceeds actually received by Lessor as a result of the fire or other casualty. Lessor shall not be liable for any inconvenience or annoyance to Lessee or injury to the business of Lessee resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Lessor shall allow Lessee a fair diminution of rent during the time and to the extent the Premises, or any portion thereof, are unfit for occupancy. If the Premises or any other portion of the Building be damaged by fire or other casualty resulting from the fault or


                                                     Tenant Initials ___________

                                                    Landlord Initials___________
negligence of Lessee or any of Lessee's agents, employees, or invitees, the rent hereunder shall not be diminished during the repair of such damage, and Lessee shall be liable to Lessor for the cost and expense of the repair and restoration of the Building caused thereby to the extent such cost and expense is not covered by insurance proceeds. Any insurance which may be carried by Lessor or Lessee against loss or damage to the Building or to the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

Section 36.  Condemnation.
-----------  -------------

                  If the whole or substantially the whole of the Premises should be taken for any public or quasi-public use under any governmental law, ordinance, or regulation, or by right of eminent domain, or should be sold to the condemning authority in lieu of condemnation, then this Lease shall terminate as of the date when physical possession of the Premises is taken by the condemning authority. If less than the whole or substantially the whole of the Complex, Building or the Premises is thus taken or sold, Lessor (whether or not the Premises are affected thereby) may terminate this Lease by giving written notice thereof to Lessee within sixty (60) days after the right of election accrues, in which event this Lease shall terminate as of the date when physical possession of such portion of the Complex or Building or Premises is taken by the condemning authority. If upon any such taking or sale of less than the whole or substantially the whole of the Complex or Building or the Premises this Lease shall not be thus terminated, the Base Rental payable thereunder shall be diminished by an amount representing that part of the Base Rental as shall properly, in Lessor's reasonable judgment, be allocable to the portion of the Premises which was so taken or sold or affected, if any, and Lessor shall, at Lessor's sole expense, restore and reconstruct the Complex, Building or the Premises, as the case may be, to substantially their former condition to the extent that the same, in Lessor's judgment, may be feasible; Lessor shall not in any event be required to spend for such work an amount in excess of the amount received by Lessor as compensation awarded upon a taking of any part or all of the Complex, Building or the Premises, and Lessee shall not be entitled to and expressly waives all claim to any such compensation.

Section 37.  Notices and Cure.
-----------  -----------------

                  In the event of any act or omission by Lessor which would give Lessee the right to damages from Lessor or the right to terminate this Lease by reason of the constructive or actual eviction from all or part of the Premises or otherwise, Lessee shall not sue for such damages or exercise any such right to terminate until it shall have given written notice of such act or omission to Lessor and to the holder(s) of any indebtedness or other obligations secured by any mortgage or deed of trust affecting the Premises (to the extent Lessor provides Lessee with appropriate notice addresses for any such persons), and a reasonable period of time for remedying such act or omission shall have elapsed following the giving of such notice, during which time Lessor and such holder(s) or either of them, their agents or employees, shall be entitled to enter upon the Premises and do therein whatever may be necessary to remedy such act or omission. During the period after the giving of such notice and during the remedying of such act or omission, the Base Rental payable by Lessee for such period as provided in this Lease shall be abated and apportioned only to the extent that any part of the Premises shall be untenantable.

Section 38.  Personal Liability.
-----------  -------------------

                  The liability of Lessor to Lessee for any default by Lessor under the terms of this Lease shall be limited to the interest of Lessor in the Building and the land on which the Building is situated, and Lessee agrees to look solely to Lessor's interest in the Building and the land on which the Building is situated for the recovery of any judgment from Lessor, it being intended that Lessor shall not be personally liable for any judgment or deficiency. This clause shall not be deemed to limit or deny any remedies which Lessee may have in the event of a default by Lessor hereunder which do not involve the personal liability of Lessor.


                                                     Tenant Initials ___________

                                                    Landlord Initials___________

Section 39.  Notice.
-----------  -------

                  Any notice, communication, request, reply, or advice (hereinafter severally and collectively called "notice") in this Lease provided for or permitted to be given, made, or accepted by either party to the other must be in writing, and may, unless otherwise in this Lease expressly provided, be given or be served by depositing the same in the United States mail, postpaid and certified and addressed to the party to be notified, with return receipt requested, or by delivering the same in person to and officer of such party, or by prepaid telegram, when appropriate, addressed to the party to be notified. Notice deposited in the mail in the manner hereinabove described shall be effective, unless otherwise stated in this Lease, from and after the expiration of three {3} days after it is so deposited. Notice given in any other manner shall be effective only if and when received by the party to be notified. For purposes of notice, the addresses of the parties shall, until changed as herein provided, be as follows:


                  For Lessor:       13714 Gamma, Ltd.
                                    c/o Harkinson Investment Corporation
                                    4560 Beltline Road, Suite 201
                                    Addison, TX  75001


                  For Lessee:       I Element, Inc.
                                    13714 Gamma Road, Suite 120
                                    Farmers Branch, TX  75244



The parties hereto and their respective heirs, successors, legal representatives, and assigns shall have the right from time to time and at any time to change their respective addresses and each shall have the right to specify as its address any other address by at least fifteen (15) days' written notice to the other party delivered in compliance with this Paragraph 39.

Section 40.  Surrender.
-----------  ----------

                  On the last day of the term of this Lease, or upon the earlier termination of this Lease, Lessee shall peaceably surrender the Premises to Lessor in good order, repair, and condition at least equal to the condition when delivered to Lessee, excepting only reasonable wear and tear resulting from normal use, and damage by fire or other casualty covered by the insurance carried by Lessor. All movable fixtures, office equipment, and other personal property of Lessee shall remain the property of Lessee, and upon the expiration date or earlier termination of this Lease may be removed from the Premises by Lessee, subject, however, to Lessor's lien for rent; provided, however, that Lessee shall repair and restore in a good and workmanlike manner (reasonable wear and tear excepted), any damage to the Premises or the Building caused by such removal. Any of such movable fixtures, office equipment and other personal property not so removed by Lessee at or prior to the expiration date or earlier termination of this Lease shall become the property of Lessor. All other property as a part of the Premises attached or affixed to the floor, wall, or ceiling of the Premises (including wall-to-wall carpeting, paneling, or other wall covering) are the property of Lessor and shall remain upon and be surrendered with the Premises as a part thereof at the termination of this Lease by lapse of time or otherwise, Lessee hereby waiving all rights to any payment or compensation therefor. Notwithstanding anything herein to the contrary, Lessee's surrender of the Premises shall in no way affect Lessee's obligation to pay rent to the date of expiration of this Lease, whether or not the amount of such obligation has been ascertained either as of the date Lessee surrenders the Premises or as of the date of expiration of this Lease.

Section 41.  Captions.
-----------  ---------

                  The captions of each Section of this Lease are inserted and included solely for convenience and shall never be considered or given any effect in construing this Lease, or any provisions hereof, or in connection with the duties, obligations, or liabilities of the respective parties hereto, or in ascertaining intent, if any question of intent exists.

Section 42.  Entirety and Amendments.
-----------  ------------------------

                  This Lease embodies the entire contract between the parties hereto relative to the subject matter hereof. No variations, modifications, changes, or amendments herein or hereof shall be binding upon any party hereto unless in writing, executed by a duly authorized officer or a duly authorized agent of the particular party. All exhibits referred to in this Lease and attached hereto are incorporated herein for all purposes.

Section 43.  Severability.
-----------  -------------

                  If any term or provision of this Lease, or the application thereof to any person or circumstance, shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

Section 44.  Binding Effect.
-----------  ---------------

                  Subject to Section 21, all covenants and obligations as contained within this Lease shall bind, extend, and inure to the benefit of Lessor, its successors and assigns, and shall be binding upon Lessee, its permitted successors and assigns.

Section 45.  Number and Gender of Words.
-----------  ---------------------------

                  All personal pronouns used in this Lease shall include the other gender, whether used in the masculine, feminine, or neuter gender, and the singular shall include the plural whenever and as often as may be appropriate.

Section 46.  Recordation.
-----------  ------------

                  Lessee agrees not to record this Lease, but Lessee agrees, on request of Lessor, to execute a short form lease in form recordable and complying with applicable Texas laws. In no event shall such document set forth the rental or other charges payable by Lessee under this Lease; and any such document shall expressly state that it is executed pursuant to the provisions contained in this Lease and is not intended to vary the terms and conditions of this Lease.

Section 47.  Governing Law.
-----------  --------------

                  This Lease and the rights and obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the State of Texas.

Section 48.  Force Majeure.
-----------  --------------

                  Whenever a period of time is herein prescribed for the taking of any action by Lessor, Lessor shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any act, omission, delay, or neglect of Lessee or any of Lessee's employees or agents, or any other cause whatsoever beyond the control of Lessor. Furthermore, the foregoing shall in no manner release, relieve or affect the independent obligation of Lessee to pay rent hereunder.

Section 49.  Environmental Requirements.
-----------  ---------------------------

                  Except for Hazardous Material contained in products used by Tenant in legal, non reportable de minimis quantities for ordinary cleaning and office purposes, Tenant shall not permit or cause any party to bring any Hazardous Material upon the Premises or transport, store, use, generate, manufacture or release, any Hazardous Material in or about the Premises without Landlord's prior written consent. Tenant, at its sole cost and expense, shall operate its business in the Premises in strict compliance with all Environmental Requirements and shall remediate in a manner satisfactory to Landlord any Hazardous Materials released on or from the Project by Tenant, its agents, employees, contractors, subtenants or invitees. Tenant shall complete and


                                                     Tenant Initials ___________

                                                    Landlord Initials___________
certify to disclosure statements as requested by Landlord from time to time relating to Tenant's transportation, storage, use, generation, manufacture or release of Hazardous Materials on the Premises. The term "Environmental Requirements" means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any governmental authority or agency regulating or relating to health, safety, or environmental conditions on, under, or about the Premises or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conversation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder. The term "Hazardous Materials" means and includes any substance, material, waste, pollutant, or containment listed or defined as hazardous or toxic, under any Environmental Requirements, asbestos and petroleum, including crude oil or any fraction thereof, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas). As defined in Environmental Requirements, Tenant is and shall be deemed to be the "operator" of Tenant's "facility" and the "owner" of all Hazardous Materials brought on the Premises by Tenant, its agents, employees, contractors or invitees, and the wastes, by-products, or residues generated, resulting, or produced therefrom.

                  Tenant shall indemnify, defend, and hold Landlord harmless from and against any and all losses (including, without limitation, diminution in value of the Premises or the Project and loss of rental income from the Project), claims, demands, actions, suits, damages (including, without limitation, punitive damages), expenses (including, without limitation, remediation, removal, repair, corrective action, or cleanup expenses), and costs (including, without limitation, actual attorneys' fees, consultant fees or expert fees and including, without limitation, removal or management of any asbestos brought into the property in breach of the requirements of this Paragraph 49, regardless of whether such removal or management is required by law) which are brought or recoverable against, or suffered or incurred by Landlord as a result of any release of Hazardous Materials for which Tenant is obligated to remediate as provided above or any other breach of the requirements under this Paragraph 49 by Tenant, its agents, employees, contractors, subtenants, assignees or invitees, regardless of whether Tenant had knowledge of such noncompliance. The obligations of Tenant under this Paragraph 49 shall survive any termination of this Lease.

Section 50.  Relationship of Parties.
-----------  ------------------------

                  Nothing contained herein shall create any relationship between the parties hereto other than that of landlord and tenant, and it is acknowledged and agreed that Lessor does not in any way or for any purpose intend, nor shall this Lease be construed, to create as between Lessor and Lessee the relation of partner, joint venturer or member of a joint or common enterprise with Lessee.


Section 51.  Security Deposit and Prepaid Rent. DELETED
-----------  ---------------------------------

Section 52.  Time of Essence.
-----------  ----------------

                  Time is of the essence of this Lease.

Section 53.  Riders.
-----------  -------

                  The following numbered Riders are attached hereto and incorporated herein and made a part of this Lease for all purposes: Exhibit A and Exhibit B.





                  IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease in multiple original counterparts as of the date and year first above written.


                  LESSOR:           13714 Gamma, Ltd.

                                    By:/S/ William J. Harkinson
                                       ------------------------------------
                                       William J. Harkinson, President
                                       Harkinson Investment Corporation,
                                       General Partner




                  LESSEE:           I Element, Inc., a Nevada Corp.

                                    By:/S/ Ivan Zweig
                                       ------------------------------------
                                       Ivan Zweig
                                       CEO

                                                     Tenant Initials ___________

                                                    Landlord Initials___________

                                    EXHIBIT A
                                    FLOORPLAN





















                                                     Tenant Initials ___________

                                                    Landlord Initials___________

                                   "EXHIBIT B"
                              RULES AND REGULATIONS
                              ---------------------


   1. The sidewalk, entries, and driveways of the Project shall not be obstructed by Tenant, or its agents, or used by them for any purpose other than ingress and egress to and from the Premises.

  2. Tenant shall not place any objects, including antennas, outdoor furniture, etc., in the parking areas, landscaped areas or other areas outside of its Premises, or on the roof of the Project.

  3. Except for seeing-eye dogs, no animals shall he allowed in the offices, halls, or corridors in the Project.

  4. Tenant shall not disturb the occupants of the Project or adjoining buildings by the use of any radio or musical instrument or by the making of loud or improper noises.

  5. If Tenant desires telegraphic, telephonic or other electric connections in the Premises, Landlord or its agent will direct the electrician as to where and how the wires may be introduced: and, without such direction, no boring or cutting of wires will be permitted. Any such installation or connection shall be made at Tenant's expense.

  6. Tenant shall not install or operate any steam or gas engine or boiler, or other mechanical apparatus in the Premises, except as specifically approved in the Lease. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Project.

  7. Parking any type of recreational vehicles is specifically prohibited on or about the Project. Except for the overnight parking of operative vehicles, no vehicle of any type shall be stored in the parking areas at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no "For Sale" or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformity with all signs and other markings. All parking will be open parking, and no reserved parking, numbering or lettering of individual spaces will be permitted except as specified by Landlord.

  8. Tenant shall maintain the Premises free from rodents, insects and other pests.

  9. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules and Regulations of the Project.

  10. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitors or any other employee or person.

  11. Tenant shall give Landlord prompt notice of any defects in the water, lawn sprinkler, sewage, gas pipes, electrical lights and fixtures, hearing apparatus, or any other service equipment affecting the Premises.

  12. Tenant shall not permit storage outside the Premises, including without limitation, outside storage of trucks and other vehicles, or dumping of waste or refuse or permit any harmful materials to be placed in any drainage system or sanitary system in or about the Premises.

  13. All moveable trash receptacles provided by the trash disposal firm for the Premises must be kept in the trash enclosure areas, if any, provided for that purpose.

  14. No auction, public or private, will be permitted on the Premises or the Project.

                                                     Tenant Initials ___________

                                                    Landlord Initials___________

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

  15. No awnings shall be placed over the windows in the Premises except with the prior written consent of Landlord.

  16. The Premises shall not be used for lodging, sleeping or cooking or for any immoral or illegal purposes or for any purpose other than that specified in the Lease. No gaming devices shall be operated in the Premises.

  17. Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electrical wiring in the Project and the Premises and the needs of other tenants, and shall not use more than such safe capacity. Landlord's consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

  18. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage.

  19. Tenant shall not install or operate on the Premises any machinery or mechanical devices of a nature not directly related to Tenant's ordinary use of the Premises and shall keep all such machinery free of vibration, noise and air waves which may be transmitted beyond the Premises.

  20. Tenant shall not dump waste or refuse or permit any harmful materials (including paper towels, sanitary napkins, etc.) to be placed in any drainage system or sanitary system in or about the Premises.

  21. The Landlord reserves the right to rescind any of these rules and make such other and further rules and regulations as in the judgment of the Landlord shall from time to time be needed for safety, protection, care and cleanliness of the Project, the operation thereof, the preservation of good order therein, and the protection and comfort of its tenants, their agents, employees and invitees, including but not limited to rules and regulations regarding hours of access to the Project, which rules when made and notice thereof given to a tenant shall be binding upon him in like manner as if originally herein prescribed. In the event of any conflict, inconsistency, or other differences between the terms and provision of these rules and regulations and any lease now or hereafter in effect between Landlord and any tenant in the Building, Landlord shall have the right to rely on the term or provision in either such lease or such Rules and Regulations which is most restrictive on such tenant and most favorable to Landlord.








                                                     Tenant Initials ___________

                                                    Landlord Initials___________

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